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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         ------------------------------

       Date of report (Date of earliest event reported): November 1, 2004



                         NORTH CENTRAL BANCSHARES, INC.
             (Exact name of registrant as specified in its charter)



             IOWA                   0-27672                     42-1449849
(State or other jurisdiction     (Commission                   (IRS Employer
       of incorporation)         File Number)                Identification No.)



           c/o First Federal Savings Bank of Iowa, 825 Central Avenue,
                             Fort Dodge, Iowa 50501
               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (515) 576-7531



                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02         DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
                  DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

         On November 1, 2004, the Board of Directors of North Central Bancshares, Inc. (the "Company") announced that David W. Edge had been named Chief Financial Officer and Treasurer of the Company and its wholly-owned subsidiary First Federal Savings Bank of Iowa effective as of October 29, 2004. A copy of the press release dated November 1, 2004 is attached as Exhibit 99.1.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

(c)      The following exhibit is furnished with this Report:


                  Exhibit No.       Description
                  -----------       -----------

                  99.1              Press release issued by the Company on
                                    November 1, 2004.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                          NORTH CENTRAL BANCSHARES, INC.




                          By:    /s/ David M. Bradley
                                 -----------------------------------------------
                          Name:  David M. Bradley
                          Title: Chairman, President and Chief Executive Officer


Date: November 1, 2004

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                                  EXHIBIT INDEX

     EXHIBIT NO.                                    DESCRIPTION
     -----------                                    -----------
         99.1                          Press Release issued by the Company on
                                       November 1, 2004.